                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Transition Report of Enzon Pharmaceuticals, Inc. (the Company) on Form 10-K for the six months ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey H. Buchalter, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 3, 2006                    /s/Jeffrey H. Buchalter
                                 ---------------------------------
                                 Jeffrey H. Buchalter
                                 Chairman, President and Chief Executive Officer
                                 (Principal Executive Officer)

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and will be furnished to the Securities Exchange Commission or its staff upon request.




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